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                                                                    EXHIBIT 99.9

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17077, 333-17079, 333-17083, 333-60477,
333-66177, 333-74103 and 333-85713) of Quest Diagnostics Incorporated of our report dated March 15, 1999, except as to the last paragraph under the heading Basis of Presentation in Note 1 and the second paragraph of Note 12, for which the date is October 11, 2000, relating to the financial statements of SmithKline Beecham Clinical Laboratories, Inc. and certain related affiliates, which appears in this Form 8-K of Quest Diagnostics Incorporated.


/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 30, 2000